CONTRACT SCHEDULE

CONTRACT OWNER:  John Doe           CONTRACT NUMBER:   GA687456

JOINT OWNER:  Jane Doe              ISSUE DATE:  04/15/03

ANNUITANT:  John Doe                INCOME DATE:  04/15/20

          PURCHASE PAYMENTS: (Purchase Payments will not be accepted after the oldest Contract Owner attains Age 81.)

          INITIAL PURCHASE PAYMENT: $35,000

          MINIMUM SUBSEQUENT PURCHASE PAYMENT: $100 if you have selected the Automatic Investment Plan.

          MAXIMUM TOTAL PURCHASE PAYMENTS: $1 million; higher amounts may be accepted with our prior approval.

         ALLOCATION GUIDELINES:
                  1. You can select up to 10 of the Investment Options at one time. This number will not decrease after the Issue Date.
                  2. If allocations are made in percentages, whole numbers must be used.
                  3. If the initial Purchase Payment and the forms required to issue a Contract are in good order, the initial Purchase Payment will be credited to your Contract within two (2) business days after receipt at the Service Center. Additional Purchase Payments will be credited to your Contract as of the Valuation Period when they are received in good order.

 [INVESTMENT OPTIONS]:

         VARIABLE ACCOUNT: [Allianz Life of NY Variable Account C]

[DAVIS VA FINANCIAL]
[DAVIS VA VALUE]
[DREYFUS IP SMALL CAP STOCK INDEX]
[DREYFUS STOCK INDEX]
[FRANKLIN GLOBAL COMMUNICATIONS SECURITIES]
[FRANKLIN GROWTH AND INCOME SECURITIES]
[FRANKLIN HIGH INCOME]
[FRANKLIN INCOME SECURITIES]
[FRANKLIN LARGE CAP GROWTH SECURITIES]
[FRANKLIN REAL ESTATE]
[FRANKLIN RISING DIVIDENDS SECURITIES]
[FRANKLIN SMALL CAP]
[FRANKLIN SMALL CAP VALUE SECURITIES]
[FRANKLIN U.S. GOVERNMENT]
[FRANKLIN ZERO COUPON - 2005]

P40086 (5-03)-A                   i                                           NY

[FRANKLIN ZERO COUPON - 2010]
[JENNISON 20/20 FOCUS]
[MUTUAL DISCOVERY SECURITIES]
[MUTUAL SHARES SECURITIES]
[OPPENHEIMER GLOBAL SECURITIES/VA]
[OPPENHEIMER HIGH INCOME/VA]
[OPPENHEIMER MAIN STREET/VA]
[PIMCO VIT HIGH YIELD]
[PIMCO VIT TOTAL RETURN]
[PIMCO VIT REALRETURN]
[SELIGMAN SMALL-CAP VALUE]
[SP JENNISON INTERNATIONAL GROWTH]
[SP STRATEGIC PARTNERS FOCUSED GROWTH]
[TEMPLETON DEVELOPING MARKETS SECURITIES]
[TEMPLETON FOREIGN SECURITIES]
[TEMPLETON GROWTH SECURITIES]
[USAZ MONEY MARKET]
[USAZ AIM BASIC VALUE]
[USAZ AIM BLUE CHIP]
[USAZ AIM DENT DEMOGRAPHIC TRENDS]
[USAZ AIM INTERNATIONAL EQUITY]
[USAZ ALLIANCEBERNSTEIN GROWTH AND INCOME]
[USAZ ALLIANCEBERNSTEIN LARGE CAP GROWTH]
[USAZ ALLIANCEBERNSTEIN TECHNOLOGY]
[USAZ OPPENHEIMER EMERGING GROWTH]
[USAZ PIMCO PEA GROWTH AND INCOME]
[USAZ PIMCO PEA RENAISSANCE]
[USAZ PIMCO PEA VALUE]
[USAZ PIMCO NFJ SMALL CAP VALUE]
[USAZ TEMPLETON DEVELOPED MARKETS]
[USAZ VAN KAMPEN AGGRESSIVE GROWTH]
[USAZ VAN KAMPEN COMSTOCK]
[USAZ VAN KAMPEN EMERGING GROWTH]
USAZ VAN KAMPEN GROWTH AND INCOME]
[USAZ VAN KAMPEN GROWTH]
[USAZ VAN KAMPEN GLOBAL FRANCHISE]

BONUS RATE:

During the Accumulation Phase, a bonus rate of 6% will be credited with each Purchase Payment made prior to the Contract Owner's attained Age 81. The bonus will be credited on the date the Purchase Payment is allocated to the Contract. After a withdrawal of Purchase Payments, a bonus is only applicable to additional Purchase Payment amounts in excess of any previous Purchase Payments withdrawn.

MORTALITY AND EXPENSE RISK CHARGE:

During the Accumulation Phase, the mortality and expense risk charge is equal on an annual basis to 1.90% of the average daily net assets of the Variable Account. During the Annuity Phase, the mortality and expense risk charge is equal on an annual basis to 1.90% of the average daily net assets of the Variable Account. We may decrease this charge, but we may not increase it.

PREMIUM TAX:  None.

P40086 (5-03)-A                  ii                                           NY

CONTRACT MAINTENANCE CHARGE: The contract maintenance charge is $30.00 each Contract Year. The contract maintenance charge will not increase after the Issue Date of the Contract.

During the Accumulation Phase, the contract maintenance charge will be deducted from the Contract Value on the last day of each Contract Year while this Contract is in force. If a full withdrawal is made on other than a Contract Anniversary and your Contract Value for the Valuation Period during which the full withdrawal is made is less than $100,000, the full contract maintenance charge will be deducted at the time of the full withdrawal.

The contract maintenance charge will be deducted from the sub-accounts in the same proportion that the amount of the Contract Value in each sub-account bears to the total Contract Value.

During the Annuity Phase, the contract maintenance charge will be collected monthly pro-rata from each Annuity Payment.

If the total Contract Value on a Contract Anniversary is at least $100,000, we will not assess the contract maintenance charge. In the event you own more than one Contract of this type, we will determine the total Contract Value for all of the Contracts. If the Contract Owner is not a natural person, we will look to the Annuitant in determining the foregoing.

TRANSFERS:

     NUMBER OF FREE TRANSFERS PERMITTED: You are allowed no fewer than 12 free transfers in any Contract Year. This applies to transfers prior to and after the Income Date.

     TRANSFER FEE: For each transfer in excess of the free transfers permitted, the transfer fee is $25. Transfers made at the end of the Right to Examine period by us and any transfers made pursuant to a regularly scheduled transfer or other transfers under programs specifically waiving the transfer fee will not be counted in determining the application of the transfer fee.

WITHDRAWALS:

     WITHDRAWAL CHARGE: During the Accumulation Phase, a withdrawal charge is assessed against Purchase Payments withdrawn. The withdrawal charge is calculated at the time of each withdrawal.

     For partial withdrawals, the withdrawal charge is deducted from the remaining Purchase Payments and is deducted from the Investment Options in the same proportion that the amount of withdrawal from the Investment Options bears to the total Contract Value. The withdrawal charge is based upon the length of the time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the withdrawal charges are determined in accordance with the following:

P40086 (5-03)-A                 iii                                           NY

               WITHDRAWAL CHARGE - DURING THE ACCUMULATION PHASE:
                     (as a percentage of Purchase Payments)

                  Number of Complete Contract
           YEARS SINCE RECEIPT OF PURCHASE PAYMENTS   WITHDRAWAL CHARGE
                         0                                  8.5%
                         1                                  8.5%
                         2                                  8.5%
                         3                                  8.0%
                         4                                  7.0%
                         5                                  6.0%
                         6                                  5.0%
                         7                                  4.0%
                         8                                  3.0%
                         9 or more                            0%

         PARTIAL WITHDRAWAL PRIVILEGE: Each Contract Year, on a non-cumulative basis, you can withdraw Purchase Payments without incurring a withdrawal charge. The amount not subject to the withdrawal charge is 10% of the Purchase Payments, less any previous withdrawals taken during that Contract Year. The withdrawal amount that is not subject to a withdrawal charge cannot exceed the Contract Value.

         Upon a full withdrawal, the partial withdrawal privilege is processed first and withdrawal charges are assessed against remaining Purchase Payments.

         If your Contract Value is $25,000 or more, you can elect the Systematic Withdrawal Option. Systematic Withdrawals are available on a monthly or quarterly basis. The total of all partial withdrawals including Systematic Withdrawals in a Contract Year which can be made without incurring a withdrawal charge is limited to 10% of the Purchase Payments determined on the last Valuation Date prior to the receipt of the Systematic Withdrawal Option request. If you have elected the Systematic Withdrawal Option, any withdrawals above the 10% free amount will be subject to any applicable withdrawal charge. Systematic Withdrawals cannot be used upon annuitization.

         If you have a Qualified Contract and you are 70 1/2 or older, you can elect the Minimum Distribution Program with respect to your Contract. There is no Contract Value requirement for this program. Such payments will be designed to meet the applicable minimum distribution requirements imposed by the Internal Revenue Code on Qualified Contracts. Withdrawals from your Qualified Contract pursuant to the Minimum Distribution Program are in lieu of the Partial Withdrawal Privilege described above. If you have elected the Minimum Distribution Program, any additional withdrawals above the 10% free amount will be subject to any applicable withdrawal charge.

FIXED ACCOUNT INITIAL RATE:  X%
We guarantee this rate for one year from the Issue Date.

DOLLAR COST AVERAGING FIXED ACCOUNT GUARANTEED RATE:  [1.5%]

P40086 (5-03)-A                  iv                                           NY

RIDERS:

         Dollar Cost Averaging Fixed Account Endorsement Traditional Guaranteed Minimum Death Benefit Endorsement Unisex Endorsement Pension Plan Death Benefit Endorsement Pension Plan and Profit Sharing Plan Endorsement 403 (b) Endorsement Individual Retirement Annuity Endorsement Roth Individual Retirement Annuity Endorsement

SERVICE OFFICE:     [USAllianz] Service Center
                             [300 Berwyn Park
                             Berwyn, PA  19312-0031
                             800-624-0197]
P40086 (5-03)-A                  v                                            NY

                                CONTRACT SCHEDULE

CONTRACT OWNER:  John Doe           CONTRACT NUMBER:   GA687456

JOINT OWNER:  Jane Doe              ISSUE DATE:  04/15/03

ANNUITANT:  John Doe                INCOME DATE:  04/15/20

     PURCHASE PAYMENTS: (Purchase Payments will not be accepted after the oldest Contract Owner attains Age 81.)

     INITIAL PURCHASE PAYMENT: $35,000

     MINIMUM SUBSEQUENT PURCHASE PAYMENT: $100 if you have selected the Automatic Investment Plan.

     MAXIMUM TOTAL PURCHASE PAYMENTS: $1 million; higher amounts may be accepted with our prior approval.

         ALLOCATION GUIDELINES:
                  1. You can select up to 10 of the Investment Options at one time. This number will not decrease after the Issue Date.
                  2. If allocations are made in percentages, whole numbers must be used.
                  3. If the initial Purchase Payment and the forms required to issue a Contract are in good order, the initial Purchase Payment will be credited to your Contract within two (2) business days after receipt at the Service Center. Additional Purchase Payments will be credited to your Contract as of the Valuation Period when they are received in good order.

 [INVESTMENT OPTIONS]:

         VARIABLE ACCOUNT: [Allianz Life of NY Variable Account C]

[DAVIS VA FINANCIAL]
[DAVIS VA VALUE]
[DREYFUS IP SMALL CAP STOCK INDEX]
[DREYFUS STOCK INDEX]
[FRANKLIN GLOBAL COMMUNICATIONS SECURITIES]
[FRANKLIN GROWTH AND INCOME SECURITIES]
[FRANKLIN HIGH INCOME]
[FRANKLIN INCOME SECURITIES]
[FRANKLIN LARGE CAP GROWTH SECURITIES]
[FRANKLIN REAL ESTATE]
[FRANKLIN RISING DIVIDENDS SECURITIES]
[FRANKLIN SMALL CAP]
[FRANKLIN SMALL CAP VALUE SECURITIES]
[FRANKLIN U.S. GOVERNMENT]
[FRANKLIN ZERO COUPON - 2005]

P40086 (5-03)-B                   i                                           NY

[FRANKLIN ZERO COUPON - 2010]
[JENNISON 20/20 FOCUS]
[MUTUAL DISCOVERY SECURITIES]
[MUTUAL SHARES SECURITIES]
[OPPENHEIMER GLOBAL SECURITIES/VA]
[OPPENHEIMER HIGH INCOME/VA]
[OPPENHEIMER MAIN STREET/VA]
[PIMCO VIT HIGH YIELD]
[PIMCO VIT TOTAL RETURN]
[PIMCO VIT REALRETURN]
[SELIGMAN SMALL-CAP VALUE]
[SP JENNISON INTERNATIONAL GROWTH]
[SP STRATEGIC PARTNERS FOCUSED GROWTH]
[TEMPLETON DEVELOPING MARKETS SECURITIES]
[TEMPLETON FOREIGN SECURITIES]
[TEMPLETON GROWTH SECURITIES]
[USAZ MONEY MARKET]
[USAZ AIM BASIC VALUE]
[USAZ AIM BLUE CHIP]
[USAZ AIM DENT DEMOGRAPHIC TRENDS]
[USAZ AIM INTERNATIONAL EQUITY]
[USAZ ALLIANCEBERNSTEIN GROWTH AND INCOME]
[USAZ ALLIANCEBERNSTEIN LARGE CAP GROWTH]
[USAZ ALLIANCEBERNSTEIN TECHNOLOGY]
[USAZ OPPENHEIMER EMERGING GROWTH]
[USAZ PIMCO PEA GROWTH AND INCOME]
[USAZ PIMCO PEA RENAISSANCE]
[USAZ PIMCO PEA VALUE]
[USAZ PIMCO NFJ SMALL CAP VALUE]
[USAZ TEMPLETON DEVELOPED MARKETS]
[USAZ VAN KAMPEN AGGRESSIVE GROWTH]
[USAZ VAN KAMPEN COMSTOCK]
[USAZ VAN KAMPEN EMERGING GROWTH]
[USAZ VAN KAMPEN GROWTH AND INCOME]
[USAZ VAN KAMPEN GROWTH]
[USAZ VAN KAMPEN GLOBAL FRANCHISE]

BONUS RATE:

During the Accumulation Phase, a bonus rate of 6% will be credited with each Purchase Payment made prior to the Contract Owner's attained Age 81. The bonus will be credited on the date the Purchase Payment is allocated to the Contract. After a withdrawal of Purchase Payments, a bonus is only applicable to additional Purchase Payment amounts in excess of any previous Purchase Payments withdrawn.

MORTALITY AND EXPENSE RISK CHARGE:

During the Accumulation Phase, the mortality and expense risk charge is equal on an annual basis to 2.10% of the average daily net assets of the Variable Account.

The additional charge for the Traditional Guaranteed Benefit Package is 0.20%. This charge is included in the mortality and expense risk charge of 2.10%.

During the Annuity Phase, the mortality and expense risk charge is equal on an annual basis to 1.90% of the average daily net assets of the Variable Account. We may decrease this charge, but we may not increase it.

P40086 (5-03)-B                   ii                                          NY

PREMIUM TAX:  None.

     CONTRACT MAINTENANCE CHARGE: The contract maintenance charge is $30.00 each Contract Year. The contract maintenance charge will not increase after the Issue Date of the Contract.

During the Accumulation Phase, the contract maintenance charge will be deducted from the Contract Value on the last day of each Contract Year while this Contract is in force. If a full withdrawal is made on other than a Contract Anniversary and your Contract Value for the Valuation Period during which the full withdrawal is made is less than $100,000, the full contract maintenance charge will be deducted at the time of the full withdrawal.

The contract maintenance charge will be deducted from the sub-accounts in the same proportion that the amount of the Contract Value in each sub-account bears to the total Contract Value.

During the Annuity Phase, the contract maintenance charge will be collected monthly pro-rata from each Annuity Payment.

If the total Contract Value on a Contract Anniversary is at least $100,000, we will not assess the contract maintenance charge. In the event you own more than one Contract of this type, we will determine the total Contract Value for all of the Contracts. If the Contract Owner is not a natural person, we will look to the Annuitant in determining the foregoing.

TRANSFERS:

     NUMBER OF FREE TRANSFERS PERMITTED: You are allowed no fewer than 12 free transfers in any Contract Year. This applies to transfers prior to and after the Income Date.

     TRANSFER FEE: For each transfer in excess of the free transfers permitted, the transfer fee is $25. Transfers made at the end of the Right to Examine period by us and any transfers made pursuant to a regularly scheduled transfer or other transfers under programs specifically waiving the transfer fee will not be counted in determining the application of the transfer fee.

WITHDRAWALS:

     WITHDRAWAL CHARGE: During the Accumulation Phase, a withdrawal charge is assessed against Purchase Payments withdrawn. The withdrawal charge is calculated at the time of each withdrawal.

     For partial withdrawals, the withdrawal charge is deducted from the remaining Purchase Payments and is deducted from the Investment Options in the same proportion that the amount of withdrawal from the Investment Options bears to the total Contract Value. The withdrawal charge is based upon the length of the time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the withdrawal charges are determined in accordance with the following:

P40086 (5-03)-B                   iii                                         NY

              WITHDRAWAL CHARGE - DURING THE ACCUMULATION PHASE:
                     (as a percentage of Purchase Payments)

                  Number of Complete Contract
           YEARS SINCE RECEIPT OF PURCHASE PAYMENTS   WITHDRAWAL CHARGE
                         0                                  8.5%
                         1                                  8.5%
                         2                                  8.5%
                         3                                  8.0%
                         4                                  7.0%
                         5                                  6.0%
                         6                                  5.0%
                         7                                  4.0%
                         8                                  3.0%
                         9 or more                            0%

         PARTIAL WITHDRAWAL PRIVILEGE: Each Contract Year, on a non-cumulative basis, you can withdraw Purchase Payments without incurring a withdrawal charge. The amount not subject to the withdrawal charge is 10% of the Purchase Payments, less any previous withdrawals taken during that Contract Year. The withdrawal amount that is not subject to a withdrawal charge cannot exceed the Contract Value.

         Upon a full withdrawal, the partial withdrawal privilege is processed first and withdrawal charges are assessed against remaining Purchase Payments.

         If your Contract Value is $25,000 or more, you can elect the Systematic Withdrawal Option. Systematic Withdrawals are available on a monthly or quarterly basis. The total of all partial withdrawals including Systematic Withdrawals in a Contract Year which can be made without incurring a withdrawal charge is limited to 10% of the Purchase Payments determined on the last Valuation Date prior to the receipt of the Systematic Withdrawal Option request. If you have elected the Systematic Withdrawal Option, any withdrawals above the 10% free amount will be subject to any applicable withdrawal charge. Systematic Withdrawals cannot be used upon annuitization.

         If you have a Qualified Contract and you are 70 1/2 or older, you can elect the Minimum Distribution Program with respect to your Contract. There is no Contract Value requirement for this program. Such payments will be designed to meet the applicable minimum distribution requirements imposed by the Internal Revenue Code on Qualified Contracts. Withdrawals from your Qualified Contract pursuant to the Minimum Distribution Program are in lieu of the Partial Withdrawal Privilege described above. If you have elected the Minimum Distribution Program, any additional withdrawals above the 10% free amount will be subject to any applicable withdrawal charge.

FIXED ACCOUNT INITIAL RATE:  X%
We guarantee this rate for one year from the Issue Date.

DOLLAR COST AVERAGING FIXED ACCOUNT GUARANTEED RATE:  [1.5%]

P40086 (5-03)-B                   iv                                          NY

RIDERS:

         Dollar Cost Averaging Fixed Account Endorsement Traditional Guaranteed Minimum Death Benefit Endorsement Traditional Guaranteed Minimum Income Benefit Endorsement Traditional Guaranteed Partial Withdrawal Benefit Endorsement Unisex Endorsement Pension Plan Death Benefit Endorsement Pension Plan and Profit Sharing Plan Endorsement 403 (b) Endorsement Individual Retirement Annuity Endorsement Roth Individual Retirement Annuity Endorsement

SERVICE OFFICE:     [USAllianz] Service Center
                             [300 Berwyn Park
                             Berwyn, PA  19312-0031
                             800-624-0197]

P40086 (5-03)-B                   v                                           NY

                                CONTRACT SCHEDULE

CONTRACT OWNER:  John Doe           CONTRACT NUMBER:   GA687456

JOINT OWNER:  Jane Doe              ISSUE DATE:  04/15/03

ANNUITANT:  John Doe                INCOME DATE:  04/15/20

     PURCHASE PAYMENTS: (Purchase Payments will not be accepted after the oldest Contract Owner attains Age 81.)

     INITIAL PURCHASE PAYMENT: $35,000

     MINIMUM SUBSEQUENT PURCHASE PAYMENT: $100 if you have selected the Automatic Investment Plan.

     MAXIMUM TOTAL PURCHASE PAYMENTS: $1 million; higher amounts may be accepted with our prior approval.

         ALLOCATION GUIDELINES:
                  1. You can select up to 10 of the Investment Options at one time. This number will not decrease after the Issue Date.

                  2. If allocations are made in percentages, whole numbers must be used.

                  3. If the initial Purchase Payment and the forms required to issue a Contract are in good order, the initial Purchase Payment will be credited to your Contract within two (2) business days after receipt at the Service Center. Additional Purchase Payments will be credited to your Contract as of the Valuation Period when they are received in good order.

 [INVESTMENT OPTIONS]:

         VARIABLE ACCOUNT: [Allianz Life of NY Variable Account C]

[DAVIS VA FINANCIAL]
[DAVIS VA VALUE]
[DREYFUS IP SMALL CAP STOCK INDEX]
[DREYFUS STOCK INDEX]
[FRANKLIN GLOBAL COMMUNICATIONS SECURITIES]
[FRANKLIN GROWTH AND INCOME SECURITIES]
[FRANKLIN HIGH INCOME]
[FRANKLIN INCOME SECURITIES]
[FRANKLIN LARGE CAP GROWTH SECURITIES]
[FRANKLIN REAL ESTATE]
[FRANKLIN RISING DIVIDENDS SECURITIES]
[FRANKLIN SMALL CAP]
[FRANKLIN SMALL CAP VALUE SECURITIES]
[FRANKLIN U.S. GOVERNMENT]
[FRANKLIN ZERO COUPON - 2005]

P40086 (5-03)-C                   i                                           NY

[FRANKLIN ZERO COUPON - 2010]
[JENNISON 20/20 FOCUS]
[MUTUAL DISCOVERY SECURITIES]
[MUTUAL SHARES SECURITIES]
[OPPENHEIMER GLOBAL SECURITIES/VA]
[OPPENHEIMER HIGH INCOME/VA]
[OPPENHEIMER MAIN STREET/VA]
[PIMCO VIT HIGH YIELD]
[PIMCO VIT TOTAL RETURN]
[PIMCO VIT REALRETURN]
[SELIGMAN SMALL-CAP VALUE]
[SP JENNISON INTERNATIONAL GROWTH]
[SP STRATEGIC PARTNERS FOCUSED GROWTH]
[TEMPLETON DEVELOPING MARKETS SECURITIES]
[TEMPLETON FOREIGN SECURITIES]
[TEMPLETON GROWTH SECURITIES]
[USAZ MONEY MARKET]
[USAZ AIM BASIC VALUE]
[USAZ AIM BLUE CHIP]
[USAZ AIM DENT DEMOGRAPHIC TRENDS]
[USAZ AIM INTERNATIONAL EQUITY]
[USAZ ALLIANCEBERNSTEIN GROWTH AND INCOME]
[USAZ ALLIANCEBERNSTEIN LARGE CAP GROWTH]
[USAZ ALLIANCEBERNSTEIN TECHNOLOGY]
[USAZ OPPENHEIMER EMERGING GROWTH]
[USAZ PIMCO PEA GROWTH AND INCOME]
[USAZ PIMCO PEA RENAISSANCE]
[USAZ PIMCO PEA VALUE]
[USAZ PIMCO NFJ SMALL CAP VALUE]
[USAZ TEMPLETON DEVELOPED MARKETS]
[USAZ VAN KAMPEN AGGRESSIVE GROWTH]
[USAZ VAN KAMPEN COMSTOCK]
[USAZ VAN KAMPEN EMERGING GROWTH]
[USAZ VAN KAMPEN GROWTH AND INCOME]
[USAZ VAN KAMPEN GROWTH]
[USAZ VAN KAMPEN GLOBAL FRANCHISE]

BONUS RATE:

During the Accumulation Phase, a bonus rate of 6% will be credited with each Purchase Payment made prior to the Contract Owner's attained Age 81. The bonus will be credited on the date the Purchase Payment is allocated to the Contract. After a withdrawal of Purchase Payments, a bonus is only applicable to additional Purchase Payment amounts in excess of any previous Purchase Payments withdrawn.

MORTALITY AND EXPENSE RISK CHARGE:

During the Accumulation Phase, the mortality and expense risk charge is equal on an annual basis to 2.10% of the average daily net assets of the Variable Account.

The additional charge for the Enhanced Guaranteed Minimum Death Benefit is 0.20%. This charge is included in the mortality and expense risk charge of 2.10%.

During the Annuity Phase, the mortality and expense risk charge is equal on an annual basis to 1.90% of the average daily net assets of the Variable Account. We may decrease this charge, but we may not increase it.

P40086 (5-03)-C                   ii                                          NY

PREMIUM TAX:  None.

CONTRACT MAINTENANCE CHARGE: The contract maintenance charge is $30.00 each Contract Year. The contract maintenance charge will not increase after the Issue Date of the Contract.

During the Accumulation Phase, the contract maintenance charge will be deducted from the Contract Value on the last day of each Contract Year while this Contract is in force. If a full withdrawal is made on other than a Contract Anniversary and your Contract Value for the Valuation Period during which the full withdrawal is made is less than $100,000, the full contract maintenance charge will be deducted at the time of the full withdrawal.

The contract maintenance charge will be deducted from the sub-accounts in the same proportion that the amount of the Contract Value in each sub-account bears to the total Contract Value.

During the Annuity Phase, the contract maintenance charge will be collected monthly pro-rata from each Annuity Payment.

If the total Contract Value on a Contract Anniversary is at least $100,000, we will not assess the contract maintenance charge. In the event you own more than one Contract of this type, we will determine the total Contract Value for all of the Contracts. If the Contract Owner is not a natural person, we will look to the Annuitant in determining the foregoing.

TRANSFERS:

     NUMBER OF FREE TRANSFERS PERMITTED: You are allowed no fewer than 12 free transfers in any Contract Year. This applies to transfers prior to and after the Income Date.

     TRANSFER FEE: For each transfer in excess of the free transfers permitted, the transfer fee is $25. Transfers made at the end of the Right to Examine period by us and any transfers made pursuant to a regularly scheduled transfer or other transfers under programs specifically waiving the transfer fee will not be counted in determining the application of the transfer fee.

WITHDRAWALS:

     WITHDRAWAL CHARGE: During the Accumulation Phase, a withdrawal charge is assessed against Purchase Payments withdrawn. The withdrawal charge is calculated at the time of each withdrawal.

     For partial withdrawals, the withdrawal charge is deducted from the remaining Purchase Payments and is deducted from the Investment Options in the same proportion that the amount of withdrawal from the Investment Options bears to the total Contract Value. The withdrawal charge is based upon the length of the time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the withdrawal charges are determined in accordance with the following:

P40086 (5-03)-C                   iii                                         NY

              WITHDRAWAL CHARGE - DURING THE ACCUMULATION PHASE:
                     (as a percentage of Purchase Payments)

                  Number of Complete Contract
           YEARS SINCE RECEIPT OF PURCHASE PAYMENTS   WITHDRAWAL CHARGE
                         0                                  8.5%
                         1                                  8.5%
                         2                                  8.5%
                         3                                  8.0%
                         4                                  7.0%
                         5                                  6.0%
                         6                                  5.0%
                         7                                  4.0%
                         8                                  3.0%
                         9 or more                            0%

         PARTIAL WITHDRAWAL PRIVILEGE: Each Contract Year, on a non-cumulative basis, you can withdraw Purchase Payments without incurring a withdrawal charge. The amount not subject to the withdrawal charge is 10% of the Purchase Payments, less any previous withdrawals taken during that Contract Year. The withdrawal amount that is not subject to a withdrawal charge cannot exceed the Contract Value.

         Upon a full withdrawal, the partial withdrawal privilege is processed first and withdrawal charges are assessed against remaining Purchase Payments.

         If your Contract Value is $25,000 or more, you can elect the Systematic Withdrawal Option. Systematic Withdrawals are available on a monthly or quarterly basis. The total of all partial withdrawals including Systematic Withdrawals in a Contract Year which can be made without incurring a withdrawal charge is limited to 10% of the Purchase Payments determined on the last Valuation Date prior to the receipt of the Systematic Withdrawal Option request. If you have elected the Systematic Withdrawal Option, any withdrawals above the 10% free amount will be subject to any applicable withdrawal charge. Systematic Withdrawals cannot be used upon annuitization.

         If you have a Qualified Contract and you are 70 1/2 or older, you can elect the Minimum Distribution Program with respect to your Contract. There is no Contract Value requirement for this program. Such payments will be designed to meet the applicable minimum distribution requirements imposed by the Internal Revenue Code on Qualified Contracts. Withdrawals from your Qualified Contract pursuant to the Minimum Distribution Program are in lieu of the Partial Withdrawal Privilege described above. If you have elected the Minimum Distribution Program, any additional withdrawals above the 10% free amount will be subject to any applicable withdrawal charge.

FIXED ACCOUNT INITIAL RATE:  X%
We guarantee this rate for one year from the Issue Date.

DOLLAR COST AVERAGING FIXED ACCOUNT GUARANTEED RATE:  [1.5%]

P40086 (5-03)-C                   iv                                          NY

RIDERS:

         Dollar Cost Averaging Fixed Account Endorsement Enhanced Guaranteed Minimum Death Benefit Endorsement Unisex Endorsement Pension Plan Death Benefit Endorsement Pension Plan and Profit Sharing Plan Endorsement 403 (b) Endorsement Individual Retirement Annuity Endorsement Roth Individual Retirement Annuity Endorsement

SERVICE OFFICE:     [USAllianz] Service Center
                             [300 Berwyn Park
                             Berwyn, PA  19312-0031
                             800-624-0197]

P40086 (5-03)-C                    v                                          NY

                                CONTRACT SCHEDULE

CONTRACT OWNER:  John Doe           CONTRACT NUMBER:   GA687456

JOINT OWNER:  Jane Doe              ISSUE DATE:  04/15/03

ANNUITANT:  John Doe                INCOME DATE:  04/15/20

     PURCHASE PAYMENTS: (Purchase Payments will not be accepted after the oldest Contract Owner attains Age 81.)

     INITIAL PURCHASE PAYMENT: $35,000

     MINIMUM SUBSEQUENT PURCHASE PAYMENT: $100 if you have selected the Automatic Investment Plan.

     MAXIMUM TOTAL PURCHASE PAYMENTS: $1 million; higher amounts may be accepted with our prior approval.

         ALLOCATION GUIDELINES:
                  1. You can select up to 10 of the Investment Options at one time. This number will not decrease after the Issue Date.
                  2. If allocations are made in percentages, whole numbers must be used.
                  3. If the initial Purchase Payment and the forms required to issue a Contract are in good order, the initial Purchase Payment will be credited to your Contract within two (2) business days after receipt at the Service Center. Additional Purchase Payments will be credited to your Contract as of the Valuation Period when they are received in good order.

 [INVESTMENT OPTIONS]:

         VARIABLE ACCOUNT: [Allianz Life of NY Variable Account C]

[DAVIS VA FINANCIAL]
[DAVIS VA VALUE]
[DREYFUS IP SMALL CAP STOCK INDEX]
[DREYFUS STOCK INDEX]
[FRANKLIN GLOBAL COMMUNICATIONS SECURITIES]
[FRANKLIN GROWTH AND INCOME SECURITIES]
[FRANKLIN HIGH INCOME]
[FRANKLIN INCOME SECURITIES]
[FRANKLIN LARGE CAP GROWTH SECURITIES]
[FRANKLIN REAL ESTATE]
[FRANKLIN RISING DIVIDENDS SECURITIES]
[FRANKLIN SMALL CAP]
[FRANKLIN SMALL CAP VALUE SECURITIES]
[FRANKLIN U.S. GOVERNMENT]
[FRANKLIN ZERO COUPON - 2005]

P40086 (5-03)-D                   i                                           NY

[FRANKLIN ZERO COUPON - 2010]
[JENNISON 20/20 FOCUS]
[MUTUAL DISCOVERY SECURITIES]
[MUTUAL SHARES SECURITIES]
[OPPENHEIMER GLOBAL SECURITIES/VA]
[OPPENHEIMER HIGH INCOME/VA]
[OPPENHEIMER MAIN STREET/VA]
[PIMCO VIT HIGH YIELD]
[PIMCO VIT TOTAL RETURN]
[PIMCO VIT REALRETURN]
[SELIGMAN SMALL-CAP VALUE]
[SP JENNISON INTERNATIONAL GROWTH]
[SP STRATEGIC PARTNERS FOCUSED GROWTH]
[TEMPLETON DEVELOPING MARKETS SECURITIES]
[TEMPLETON FOREIGN SECURITIES]
[TEMPLETON GROWTH SECURITIES]
[USAZ MONEY MARKET]
[USAZ AIM BASIC VALUE]
[USAZ AIM BLUE CHIP]
[USAZ AIM DENT DEMOGRAPHIC TRENDS]
[USAZ AIM INTERNATIONAL EQUITY]
[USAZ ALLIANCEBERNSTEIN GROWTH AND INCOME]
[USAZ ALLIANCEBERNSTEIN LARGE CAP GROWTH]
[USAZ ALLIANCEBERNSTEIN TECHNOLOGY]
[USAZ OPPENHEIMER EMERGING GROWTH]
[USAZ PIMCO PEA GROWTH AND INCOME]
[USAZ PIMCO PEA RENAISSANCE]
[USAZ PIMCO PEA VALUE]
[USAZ PIMCO NFJ SMALL CAP VALUE]
[USAZ TEMPLETON DEVELOPED MARKETS]
[USAZ VAN KAMPEN AGGRESSIVE GROWTH]
[USAZ VAN KAMPEN COMSTOCK]
[USAZ VAN KAMPEN EMERGING GROWTH]
[USAZ VAN KAMPEN GROWTH AND INCOME]
[USAZ VAN KAMPEN GROWTH]
[USAZ VAN KAMPEN GLOBAL FRANCHISE]

BONUS RATE:

During the Accumulation Phase, a bonus rate of 6% will be credited with each Purchase Payment made prior to the Contract Owner's attained Age 81. The bonus will be credited on the date the Purchase Payment is allocated to the Contract. After a withdrawal of Purchase Payments, a bonus is only applicable to additional Purchase Payment amounts in excess of any previous Purchase Payments withdrawn.

MORTALITY AND EXPENSE RISK CHARGE:

During the Accumulation Phase, the mortality and expense risk charge is equal on an annual basis to 2.60% of the average daily net assets of the Variable Account.

The additional charge for the Enhanced Guaranteed Benefit Package is 0.70%. This charge is included in the mortality and expense risk charge of 2.60%.

During the Annuity Phase, the mortality and expense risk charge is equal on an annual basis to 1.90% of the average daily net assets of the Variable Account. We may decrease this charge, but we may not increase it.

P40086 (5-03)-D                   ii                                          NY

PREMIUM TAX:  None.

CONTRACT MAINTENANCE CHARGE: The contract maintenance charge is $30.00 each Contract Year. The contract maintenance charge will not increase after the Issue Date of the Contract.

During the Accumulation Phase, the contract maintenance charge will be deducted from the Contract Value on the last day of each Contract Year while this Contract is in force. If a full withdrawal is made on other than a Contract Anniversary and your Contract Value for the Valuation Period during which the full withdrawal is made is less than $100,000, the full contract maintenance charge will be deducted at the time of the full withdrawal.

The contract maintenance charge will be deducted from the sub-accounts in the same proportion that the amount of the Contract Value in each sub-account bears to the total Contract Value.

During the Annuity Phase, the contract maintenance charge will be collected monthly pro-rata from each Annuity Payment.

If the total Contract Value on a Contract Anniversary is at least $100,000, we will not assess the contract maintenance charge. In the event you own more than one Contract of this type, we will determine the total Contract Value for all of the Contracts. If the Contract Owner is not a natural person, we will look to the Annuitant in determining the foregoing.

TRANSFERS:

     NUMBER OF FREE TRANSFERS PERMITTED: You are allowed no fewer than 12 free transfers in any Contract Year. This applies to transfers prior to and after the Income Date.

     TRANSFER FEE: For each transfer in excess of the free transfers permitted, the transfer fee is $25. Transfers made at the end of the Right to Examine period by us and any transfers made pursuant to a regularly scheduled transfer or other transfers under programs specifically waiving the transfer fee will not be counted in determining the application of the transfer fee.

WITHDRAWALS:

     WITHDRAWAL CHARGE: During the Accumulation Phase, a withdrawal charge is assessed against Purchase Payments withdrawn. The withdrawal charge is calculated at the time of each withdrawal.

     For partial withdrawals, the withdrawal charge is deducted from the remaining Purchase Payments and is deducted from the Investment Options in the same proportion that the amount of withdrawal from the Investment Options bears to the total Contract Value. The withdrawal charge is based upon the length of the time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the withdrawal charges are determined in accordance with the following:

P40086 (5-03)-D                   iii                                         NY

              WITHDRAWAL CHARGE - DURING THE ACCUMULATION PHASE:
                     (as a percentage of Purchase Payments)

                  Number of Complete Contract
           YEARS SINCE RECEIPT OF PURCHASE PAYMENTS   WITHDRAWAL CHARGE
                         0                                  8.5%
                         1                                  8.5%
                         2                                  8.5%
                         3                                  8.0%
                         4                                  7.0%
                         5                                  6.0%
                         6                                  5.0%
                         7                                  4.0%
                         8                                  3.0%
                         9 or more                            0%

         PARTIAL WITHDRAWAL PRIVILEGE: Each Contract Year, on a non-cumulative basis, you can withdraw Purchase Payments without incurring a withdrawal charge. The amount not subject to the withdrawal charge is 10% of the Purchase Payments, less any previous withdrawals taken during that Contract Year. The withdrawal amount that is not subject to a withdrawal charge cannot exceed the Contract Value.

         Upon a full withdrawal, the partial withdrawal privilege is processed first and withdrawal charges are assessed against remaining Purchase Payments.

         If your Contract Value is $25,000 or more, you can elect the Systematic Withdrawal Option. Systematic Withdrawals are available on a monthly or quarterly basis. The total of all partial withdrawals including Systematic Withdrawals in a Contract Year which can be made without incurring a withdrawal charge is limited to 10% of the Purchase Payments determined on the last Valuation Date prior to the receipt of the Systematic Withdrawal Option request. If you have elected the Systematic Withdrawal Option, any withdrawals above the 10% free amount will be subject to any applicable withdrawal charge. Systematic Withdrawals cannot be used upon annuitization.

         If you have a Qualified Contract and you are 70 1/2 or older, you can elect the Minimum Distribution Program with respect to your Contract. There is no Contract Value requirement for this program. Such payments will be designed to meet the applicable minimum distribution requirements imposed by the Internal Revenue Code on Qualified Contracts. Withdrawals from your Qualified Contract pursuant to the Minimum Distribution Program are in lieu of the Partial Withdrawal Privilege described above. If you have elected the Minimum Distribution Program, any additional withdrawals above the 10% free amount will be subject to any applicable withdrawal charge.

FIXED ACCOUNT INITIAL RATE:  X%
We guarantee this rate for one year from the Issue Date.

DOLLAR COST AVERAGING FIXED ACCOUNT GUARANTEED RATE:  [1.5%]

P40086 (5-03)-D                    iv                                         NY

RIDERS:

         Dollar Cost Averaging Fixed Account Endorsement Traditional Guaranteed Minimum Death Benefit Endorsement Enhanced Guaranteed Minimum Income Benefit Endorsement Enhanced Guaranteed Partial Withdrawal Benefit Endorsement Enhanced Guaranteed Minimum Income Benefit Endorsement #2 Enhanced Guaranteed Partial Withdrawal Benefit Endorsement #2 Unisex Endorsement Pension Plan Death Benefit Endorsement Pension Plan and Profit Sharing Plan Endorsement 403 (b) Endorsement Individual Retirement Annuity Endorsement Roth Individual Retirement Annuity Endorsement

SERVICE OFFICE:     [USAllianz] Service Center
                             [300 Berwyn Park
                             Berwyn, PA  19312-0031
                             800-624-0197]

P40086 (5-03)-D                     v                                         NY

                                CONTRACT SCHEDULE

CONTRACT OWNER:  John Doe           CONTRACT NUMBER:   GA687456

JOINT OWNER:  Jane Doe              ISSUE DATE:  04/15/03

ANNUITANT:  John Doe                INCOME DATE:  04/15/20

     PURCHASE PAYMENTS: (Purchase Payments will not be accepted after the oldest Contract Owner attains Age 81.)

     INITIAL PURCHASE PAYMENT: $35,000

     MINIMUM SUBSEQUENT PURCHASE PAYMENT: $100 if you have selected the Automatic Investment Plan.

     MAXIMUM TOTAL PURCHASE PAYMENTS: $1 million; higher amounts may be accepted with our prior approval.

         ALLOCATION GUIDELINES:
                  1. You can select up to 10 of the Investment Options at one time. This number will not decrease after the Issue Date.
                  2. If allocations are made in percentages, whole numbers must be used.
                  3. If the initial Purchase Payment and the forms required to issue a Contract are in good order, the initial Purchase Payment will be credited to your Contract within two (2) business days after receipt at the Service Center. Additional Purchase Payments will be credited to your Contract as of the Valuation Period when they are received in good order.

 [INVESTMENT OPTIONS]:

         VARIABLE ACCOUNT: [Allianz Life of NY Variable Account C]

[DAVIS VA FINANCIAL]
[DAVIS VA VALUE]
[DREYFUS IP SMALL CAP STOCK INDEX]
[DREYFUS STOCK INDEX]
[FRANKLIN GLOBAL COMMUNICATIONS SECURITIES]
[FRANKLIN GROWTH AND INCOME SECURITIES]
[FRANKLIN HIGH INCOME]
[FRANKLIN INCOME SECURITIES]
[FRANKLIN LARGE CAP GROWTH SECURITIES]
[FRANKLIN REAL ESTATE]
[FRANKLIN RISING DIVIDENDS SECURITIES]
[FRANKLIN SMALL CAP]
[FRANKLIN SMALL CAP VALUE SECURITIES]
[FRANKLIN U.S. GOVERNMENT]
[FRANKLIN ZERO COUPON - 2005]

P40086 (5-03)-E                   i                                           NY

[FRANKLIN ZERO COUPON - 2010]
[JENNISON 20/20 FOCUS]
[MUTUAL DISCOVERY SECURITIES]
[MUTUAL SHARES SECURITIES]
[OPPENHEIMER GLOBAL SECURITIES/VA]
[OPPENHEIMER HIGH INCOME/VA]
[OPPENHEIMER MAIN STREET/VA]
[PIMCO VIT HIGH YIELD]
[PIMCO VIT TOTAL RETURN]
[PIMCO VIT REALRETURN]
[SELIGMAN SMALL-CAP VALUE]
[SP JENNISON INTERNATIONAL GROWTH]
[SP STRATEGIC PARTNERS FOCUSED GROWTH]
[TEMPLETON DEVELOPING MARKETS SECURITIES]
[TEMPLETON FOREIGN SECURITIES]
[TEMPLETON GROWTH SECURITIES]
[USAZ MONEY MARKET]
[USAZ AIM BASIC VALUE]
[USAZ AIM BLUE CHIP]
[USAZ AIM DENT DEMOGRAPHIC TRENDS]
[USAZ AIM INTERNATIONAL EQUITY]
[USAZ ALLIANCEBERNSTEIN GROWTH AND INCOME]
[USAZ ALLIANCEBERNSTEIN LARGE CAP GROWTH]
[USAZ ALLIANCEBERNSTEIN TECHNOLOGY]
[USAZ OPPENHEIMER EMERGING GROWTH]
[USAZ PIMCO PEA GROWTH AND INCOME]
[USAZ PIMCO PEA RENAISSANCE]
[USAZ PIMCO PEA VALUE]
[USAZ PIMCO NFJ SMALL CAP VALUE]
[USAZ TEMPLETON DEVELOPED MARKETS]
[USAZ VAN KAMPEN AGGRESSIVE GROWTH]
[USAZ VAN KAMPEN COMSTOCK]
[USAZ VAN KAMPEN EMERGING GROWTH]
[USAZ VAN KAMPEN GROWTH AND INCOME]
[USAZ VAN KAMPEN GROWTH]
[USAZ VAN KAMPEN GLOBAL FRANCHISE]

BONUS RATE:

During the Accumulation Phase, a bonus rate of 6% will be credited with each Purchase Payment made prior to the Contract Owner's attained Age 81. The bonus will be credited on the date the Purchase Payment is allocated to the Contract. After a withdrawal of Purchase Payments, a bonus is only applicable to additional Purchase Payment amounts in excess of any previous Purchase Payments withdrawn.

MORTALITY AND EXPENSE RISK CHARGE:

During the Accumulation Phase, the mortality and expense risk charge is equal on an annual basis to 2.25% of the average daily net assets of the Variable Account.

The additional charge for the Enhanced Guaranteed Minimum Death Benefit and Traditional Guaranteed Benefit Package is 0.35%. This charge is included in the mortality and expense risk charge of 2.25%.

P40086 (5-03)-E                   ii                                          NY

During the Annuity Phase, the mortality and expense risk charge is equal on an annual basis to 1.90% of the average daily net assets of the Variable Account. We may decrease this charge, but we may not increase it.

PREMIUM TAX:  None.

CONTRACT MAINTENANCE CHARGE: The contract maintenance charge is $30.00 each Contract Year. The contract maintenance charge will not increase after the Issue Date of the Contract.

During the Accumulation Phase, the contract maintenance charge will be deducted from the Contract Value on the last day of each Contract Year while this Contract is in force. If a full withdrawal is made on other than a Contract Anniversary and your Contract Value for the Valuation Period during which the full withdrawal is made is less than $100,000, the full contract maintenance charge will be deducted at the time of the full withdrawal.

The contract maintenance charge will be deducted from the sub-accounts in the same proportion that the amount of the Contract Value in each sub-account bears to the total Contract Value.

During the Annuity Phase, the contract maintenance charge will be collected monthly pro-rata from each Annuity Payment.

If the total Contract Value on a Contract Anniversary is at least $100,000, we will not assess the contract maintenance charge. In the event you own more than one Contract of this type, we will determine the total Contract Value for all of the Contracts. If the Contract Owner is not a natural person, we will look to the Annuitant in determining the foregoing.

TRANSFERS:

     NUMBER OF FREE TRANSFERS PERMITTED: You are allowed no fewer than 12 free transfers in any Contract Year. This applies to transfers prior to and after the Income Date.

     TRANSFER FEE: For each transfer in excess of the free transfers permitted, the transfer fee is $25. Transfers made at the end of the Right to Examine period by us and any transfers made pursuant to a regularly scheduled transfer or other transfers under programs specifically waiving the transfer fee will not be counted in determining the application of the transfer fee.

WITHDRAWALS:

     WITHDRAWAL CHARGE: During the Accumulation Phase, a withdrawal charge is assessed against Purchase Payments withdrawn. The withdrawal charge is calculated at the time of each withdrawal.

     For partial withdrawals, the withdrawal charge is deducted from the remaining Purchase Payments and is deducted from the Investment Options in the same proportion that the amount of withdrawal from the Investment Options bears to the total Contract Value. The withdrawal charge is based upon the length of the time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the withdrawal charges are determined in accordance with the following:

P40086 (5-03)-E                   iii                                         NY

              WITHDRAWAL CHARGE - DURING THE ACCUMULATION PHASE:
                     (as a percentage of Purchase Payments)

                  Number of Complete Contract
           YEARS SINCE RECEIPT OF PURCHASE PAYMENTS   WITHDRAWAL CHARGE
                         0                                  8.5%
                         1                                  8.5%
                         2                                  8.5%
                         3                                  8.0%
                         4                                  7.0%
                         5                                  6.0%
                         6                                  5.0%
                         7                                  4.0%
                         8                                  3.0%
                         9 or more                            0%

         PARTIAL WITHDRAWAL PRIVILEGE: Each Contract Year, on a non-cumulative basis, you can withdraw Purchase Payments without incurring a withdrawal charge. The amount not subject to the withdrawal charge is 10% of the Purchase Payments, less any previous withdrawals taken during that Contract Year. The withdrawal amount that is not subject to a withdrawal charge cannot exceed the Contract Value.

         Upon a full withdrawal, the partial withdrawal privilege is processed first and withdrawal charges are assessed against remaining Purchase Payments.

         If your Contract Value is $25,000 or more, you can elect the Systematic Withdrawal Option. Systematic Withdrawals are available on a monthly or quarterly basis. The total of all partial withdrawals including Systematic Withdrawals in a Contract Year which can be made without incurring a withdrawal charge is limited to 10% of the Purchase Payments determined on the last Valuation Date prior to the receipt of the Systematic Withdrawal Option request. If you have elected the Systematic Withdrawal Option, any withdrawals above the 10% free amount will be subject to any applicable withdrawal charge. Systematic Withdrawals cannot be used upon annuitization.

         If you have a Qualified Contract and you are 70 1/2 or older, you can elect the Minimum Distribution Program with respect to your Contract. There is no Contract Value requirement for this program. Such payments will be designed to meet the applicable minimum distribution requirements imposed by the Internal Revenue Code on Qualified Contracts. Withdrawals from your Qualified Contract pursuant to the Minimum Distribution Program are in lieu of the Partial Withdrawal Privilege described above. If you have elected the Minimum Distribution Program, any additional withdrawals above the 10% free amount will be subject to any applicable withdrawal charge.

FIXED ACCOUNT INITIAL RATE:  X%
We guarantee this rate for one year from the Issue Date.

P40086 (5-03)-E                    iv                                         NY

DOLLAR COST AVERAGING FIXED ACCOUNT GUARANTEED RATE:  [1.5%]

RIDERS:

         Dollar Cost Averaging Fixed Account Endorsement Enhanced Guaranteed Minimum Death Benefit Endorsement Traditional Guaranteed Minimum Income Benefit Endorsement Traditional Guaranteed Partial Withdrawal Benefit Endorsement Unisex Endorsement Pension Plan Death Benefit Endorsement Pension Plan and Profit Sharing Plan Endorsement 403 (b) Endorsement Individual Retirement Annuity Endorsement Roth Individual Retirement Annuity Endorsement

SERVICE OFFICE:     [USAllianz] Service Center
                             [300 Berwyn Park
                             Berwyn, PA  19312-0031
                             800-624-0197]

P40086 (5-03)-E                     v                                         NY

                                CONTRACT SCHEDULE

CONTRACT OWNER:  John Doe           CONTRACT NUMBER:   GA687456

JOINT OWNER:  Jane Doe              ISSUE DATE:  04/15/03

ANNUITANT:  John Doe                INCOME DATE:  04/15/20

     PURCHASE PAYMENTS: (Purchase Payments will not be accepted after the oldest Contract Owner attains Age 81.)

     INITIAL PURCHASE PAYMENT: $35,000

     MINIMUM SUBSEQUENT PURCHASE PAYMENT: $100 if you have selected the Automatic Investment Plan.

     MAXIMUM TOTAL PURCHASE PAYMENTS: $1 million; higher amounts may be accepted with our prior approval.

         ALLOCATION GUIDELINES:
                  1. You can select up to 10 of the Investment Options at one time. This number will not decrease after the Issue Date.
                  2. If allocations are made in percentages, whole numbers must be used.
                  3. If the initial Purchase Payment and the forms required to issue a Contract are in good order, the initial Purchase Payment will be credited to your Contract within two (2) business days after receipt at the Service Center. Additional Purchase Payments will be credited to your Contract as of the Valuation Period when they are received in good order.

 [INVESTMENT OPTIONS]:

         VARIABLE ACCOUNT: [Allianz Life of NY Variable Account C]

[DAVIS VA FINANCIAL]
[DAVIS VA VALUE]
[DREYFUS IP SMALL CAP STOCK INDEX]
[DREYFUS STOCK INDEX]
[FRANKLIN GLOBAL COMMUNICATIONS SECURITIES]
[FRANKLIN GROWTH AND INCOME SECURITIES]
[FRANKLIN HIGH INCOME]
[FRANKLIN INCOME SECURITIES]
[FRANKLIN LARGE CAP GROWTH SECURITIES]
[FRANKLIN REAL ESTATE]
[FRANKLIN RISING DIVIDENDS SECURITIES]
[FRANKLIN SMALL CAP]
[FRANKLIN SMALL CAP VALUE SECURITIES]
[FRANKLIN U.S. GOVERNMENT]
[FRANKLIN ZERO COUPON - 2005]

P40086 (5-03)-F                   i                                           NY

[FRANKLIN ZERO COUPON - 2010]
[JENNISON 20/20 FOCUS]
[MUTUAL DISCOVERY SECURITIES]
[MUTUAL SHARES SECURITIES]
[OPPENHEIMER GLOBAL SECURITIES/VA]
[OPPENHEIMER HIGH INCOME/VA]
[OPPENHEIMER MAIN STREET/VA]
[PIMCO VIT HIGH YIELD]
[PIMCO VIT TOTAL RETURN]
[PIMCO VIT REALRETURN]
[SELIGMAN SMALL-CAP VALUE]
[SP JENNISON INTERNATIONAL GROWTH]
[SP STRATEGIC PARTNERS FOCUSED GROWTH]
[TEMPLETON DEVELOPING MARKETS SECURITIES]
[TEMPLETON FOREIGN SECURITIES]
[TEMPLETON GROWTH SECURITIES]
[USAZ MONEY MARKET]
[USAZ AIM BASIC VALUE]
[USAZ AIM BLUE CHIP]
[USAZ AIM DENT DEMOGRAPHIC TRENDS]
[USAZ AIM INTERNATIONAL EQUITY]
[USAZ ALLIANCEBERNSTEIN GROWTH AND INCOME]
[USAZ ALLIANCEBERNSTEIN LARGE CAP GROWTH]
[USAZ ALLIANCEBERNSTEIN TECHNOLOGY]
[USAZ OPPENHEIMER EMERGING GROWTH]
[USAZ PIMCO PEA GROWTH AND INCOME]
[USAZ PIMCO PEA RENAISSANCE]
[USAZ PIMCO PEA VALUE]
[USAZ PIMCO NFJ SMALL CAP VALUE]
[USAZ TEMPLETON DEVELOPED MARKETS]
[USAZ VAN KAMPEN AGGRESSIVE GROWTH]
[USAZ VAN KAMPEN COMSTOCK]
[USAZ VAN KAMPEN EMERGING GROWTH]
[USAZ VAN KAMPEN GROWTH AND INCOME]
[USAZ VAN KAMPEN GROWTH]
[USAZ VAN KAMPEN GLOBAL FRANCHISE]

BONUS RATE:

During the Accumulation Phase, a bonus rate of 6% will be credited with each Purchase Payment made prior to the Contract Owner's attained Age 81. The bonus will be credited on the date the Purchase Payment is allocated to the Contract. After a withdrawal of Purchase Payments, a bonus is only applicable to additional Purchase Payment amounts in excess of any previous Purchase Payments withdrawn.

MORTALITY AND EXPENSE RISK CHARGE:

During the Accumulation Phase, the mortality and expense risk charge is equal on an annual basis to 2.75% of the average daily net assets of the Variable Account.

The additional charge for the Enhanced Guaranteed Minimum Death Benefit and Enhanced Guaranteed Benefit Package is 0.85%. This charge is included in the mortality and expense risk charge of 2.75%.

P40086 (5-03)-F                   ii                                          NY

During the Annuity Phase, the mortality and expense risk charge is equal on an annual basis to 1.90% of the average daily net assets of the Variable Account. We may decrease this charge, but we may not increase it.

PREMIUM TAX:  None.

CONTRACT MAINTENANCE CHARGE: The contract maintenance charge is $30.00 each Contract Year. The contract maintenance charge will not increase after the Issue Date of the Contract.

During the Accumulation Phase, the contract maintenance charge will be deducted from the Contract Value on the last day of each Contract Year while this Contract is in force. If a full withdrawal is made on other than a Contract Anniversary and your Contract Value for the Valuation Period during which the full withdrawal is made is less than $100,000, the full contract maintenance charge will be deducted at the time of the full withdrawal.

The contract maintenance charge will be deducted from the sub-accounts in the same proportion that the amount of the Contract Value in each sub-account bears to the total Contract Value.

During the Annuity Phase, the contract maintenance charge will be collected monthly pro-rata from each Annuity Payment.

If the total Contract Value on a Contract Anniversary is at least $100,000, we will not assess the contract maintenance charge. In the event you own more than one Contract of this type, we will determine the total Contract Value for all of the Contracts. If the Contract Owner is not a natural person, we will look to the Annuitant in determining the foregoing.

TRANSFERS:

     NUMBER OF FREE TRANSFERS PERMITTED: You are allowed no fewer than 12 free transfers in any Contract Year. This applies to transfers prior to and after the Income Date.

     TRANSFER FEE: For each transfer in excess of the free transfers permitted, the transfer fee is $25. Transfers made at the end of the Right to Examine period by us and any transfers made pursuant to a regularly scheduled transfer or other transfers under programs specifically waiving the transfer fee will not be counted in determining the application of the transfer fee.

WITHDRAWALS:

     WITHDRAWAL CHARGE: During the Accumulation Phase, a withdrawal charge is assessed against Purchase Payments withdrawn. The withdrawal charge is calculated at the time of each withdrawal.

     For partial withdrawals, the withdrawal charge is deducted from the remaining Purchase Payments and is deducted from the Investment Options in the same proportion that the amount of withdrawal from the Investment Options bears to the total Contract Value. The withdrawal charge is based upon the length of the time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the withdrawal charges are determined in accordance with the following:

              WITHDRAWAL CHARGE - DURING THE ACCUMULATION PHASE:
                     (as a percentage of Purchase Payments)

                  Number of Complete Contract
           YEARS SINCE RECEIPT OF PURCHASE PAYMENTS   WITHDRAWAL CHARGE
                         0                                  8.5%
                         1                                  8.5%
                         2                                  8.5%
                         3                                  8.0%
                         4                                  7.0%
                         5                                  6.0%
                         6                                  5.0%
                         7                                  4.0%
                         8                                  3.0%
                         9 or more                            0%

         PARTIAL WITHDRAWAL PRIVILEGE: Each Contract Year, on a non-cumulative basis, you can withdraw Purchase Payments without incurring a withdrawal charge. The amount not subject to the withdrawal charge is 10% of the Purchase Payments, less any previous withdrawals taken during that Contract Year. The withdrawal amount that is not subject to a withdrawal charge cannot exceed the Contract Value.

         Upon a full withdrawal, the partial withdrawal privilege is processed first and withdrawal charges are assessed against remaining Purchase Payments.

         If your Contract Value is $25,000 or more, you can elect the Systematic Withdrawal Option. Systematic Withdrawals are available on a monthly or quarterly basis. The total of all partial withdrawals including Systematic Withdrawals in a Contract Year which can be made without incurring a withdrawal charge is limited to 10% of the Purchase Payments determined on the last Valuation Date prior to the receipt of the Systematic Withdrawal Option request. If you have elected the Systematic Withdrawal Option, any withdrawals above the 10% free amount will be subject to any applicable withdrawal charge. Systematic Withdrawals cannot be used upon annuitization.

         If you have a Qualified Contract and you are 70 1/2 or older, you can elect the Minimum Distribution Program with respect to your Contract. There is no Contract Value requirement for this program. Such payments will be designed to meet the applicable minimum distribution requirements imposed by the Internal Revenue Code on Qualified Contracts. Withdrawals from your Qualified Contract pursuant to the Minimum Distribution Program are in lieu of the Partial Withdrawal Privilege described above. If you have elected the Minimum Distribution Program, any additional withdrawals above the 10% free amount will be subject to any applicable withdrawal charge.

FIXED ACCOUNT INITIAL RATE:  X%
We guarantee this rate for one year from the Issue Date.

P40086 (5-03)-F                   iv                                          NY

DOLLAR COST AVERAGING FIXED ACCOUNT GUARANTEED RATE:  [1.5%]

RIDERS:

         Dollar Cost Averaging Fixed Account Endorsement Enhanced Guaranteed Minimum Death Benefit Endorsement Enhanced Guaranteed Minimum Income Benefit Endorsement Enhanced Guaranteed Partial Withdrawal Benefit Endorsement Enhanced Guaranteed Minimum Income Benefit Endorsement #2 Enhanced Guaranteed Partial Withdrawal Benefit Endorsement #2 Unisex Endorsement Pension Plan Death Benefit Endorsement Pension Plan and Profit Sharing Plan Endorsement 403 (b) Endorsement Individual Retirement Annuity Endorsement Roth Individual Retirement Annuity Endorsement

SERVICE OFFICE:     [USAllianz] Service Center
                             [300 Berwyn Park
                             Berwyn, PA  19312-0031
                             800-624-0197]

P40086 (5-03)-F                    v                                          NY